EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ Edward C. Grady
Signature

Edward C. Grady

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints each of EDWARD C. GRADY, PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ Frederick A. Ball
Signature

Frederick A. Ball

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints each of EDWARD C. GRADY, PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ Raymond A. Link
Signature

Raymond A. Link

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints each of EDWARD C. GRADY, PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ Laurence E. Cramer
Signature

Laurence E. Cramer

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints each of EDWARD C. GRADY, PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ John Medica
Signature

John Medica

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints each of EDWARD C. GRADY, PAUL OLDHAM and ARIC MCKINNIS his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Company’s 2004 Stock Incentive Plan (the “Plan”) and inducement grants to Michael Burger outside of the Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	August 18, 2016

/s/ Richard H. Wills
Signature

Richard H. Wills